                                                                    EXHIBIT 10.8

                           SECOND AMENDMENT AGREEMENT

         THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), dated as of May 19,
2006, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as LC Issuer and BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent for the
Lenders.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit Agreement dated as of August 6, 2004 (as amended and supplemented to date, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

         Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

         Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the
Credit Agreement shall be amended as follows:

         (a) The following definition is added to Section 1.1 of the Credit
Agreement in proper alphabetical order:

               "SPV Restrictions" means restrictions on a Person's ability to pay dividends, redeem stock, make distributions, sell, transfer, dispose of or grant liens on its assets, incur debt, and other limitations on such Person's ability to conduct business which are imposed by third parties who have invested in or otherwise provided capital to such Person to ensure that such Person's assets are used solely to collateralize and make payments under reinsurance or retrocession agreements (or other insurance or reinsurance arrangements containing similar return of capital provisions) issued by such Person and, upon termination of such agreements or arrangements, to return funds to such investors."

         (b) Section 7.8 of the Credit Agreement is amended by inserting the words "and other than SPV Restrictions" following the words "(with respect to the property subject to such Lien)".

         (c) Section 7.10(iii) of the Credit Agreement is amended by inserting the words "clause (a) and" before the words "clause (b)".

         (d) Schedules 5.1, 5.2, 5.3, 5.4, 5.11, 5.14, 5.15 and 7.7 to the
Credit Agreement are deleted and Schedules 5.1, 5.2, 5.3, 5.4, 5.11, 5.14, 5.15 and 7.7 attached hereto are substituted therefor.

         Section 3. Representation and Warranties. In order to induce the
Lenders, the LC Issuer and the Administrative Agent to execute and deliver this
Amendment, the Borrower hereby represents and warrants to the Lenders, the LC
Issuer and to the Administrative Agent that after giving effect to the amendments in Section 2 hereof:

         (a) no Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment;
and

         (b) the representations and warranties of the Borrower contained in
Article 5 (other than Section 5.4) of the Credit Agreement, as updated by the revised Schedules to the Credit Agreement attached hereto and replacing the existing schedules in their entirety, are true and correct in all material respects as of the date hereof, with the same effect as though made on and as of such date (except where such representation or warranty speaks as of a specified date).

         Section 4. Conditions to Effectiveness. The amendments set forth in
Section 2 hereof shall become effective on the date (the "Second Amendment
Effective Date") when the Administrative Agent shall have received four counterparts of this Amendment executed by the Borrower, the Administrative
Agent and the Required Lenders.

         Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan
Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

         Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of New York.
This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

         Section 8. Loan Document. This Amendment is a Loan Document.

                                      -2-

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                         RENAISSANCERE HOLDINGS LTD.

                                         By:    /s/ John M. Lummis
                                                --------------------------------
                                         Title: Chief Financial Officer
                                                --------------------------------

                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as Administrative Agent and Lender

                                         By:    /s/ Debra Barler
                                                --------------------------------
                                         Title: Senior Vice President
                                                --------------------------------

                                         THE BANK OF N.T. BUTTERFIELD & SON
                                         LIMITED.

                                         By:    /s/ Allan Day
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         THE BANK OF NEW YORK

                                         By:    /s/ illegible
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                         BARCLAYS BANK PLC

                                         By:    /s/ D.L. Potter
                                                --------------------------------
                                         Title: Director
                                                --------------------------------

                                      -3-

                                         CITIBANK, N.A.

                                         By:  /s/ Michael A. Taylor
                                              ----------------------------------
                                         Title: Managing Director
                                                --------------------------------

                                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                                         as LC Issuer and Lender

                                         By: /s/ Ruth Leung
                                            ------------------------------------
                                         Title: Director
                                               ---------------------------------

                                         By: /s/ John McGill
                                            ------------------------------------
                                         Title: Director
                                               ---------------------------------

                                         HSBC BANK USA, NATIONAL ASSOCIATION

                                         By: /s/ illegible
                                            ------------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                         KEYBANK NATIONAL ASSOCIATION

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                         MELLON BANK, N.A.

                                         By: /s/ Donald G. Cassidy, Jr.
                                            ------------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                      -4-

                                         UBS LOAN FINANCE LLC

                                         By:    /s/ Richard L. Tavrow
                                                --------------------------------
                                         Title: Director
                                                --------------------------------

                                         By:    /s/ Iria R. Otsa
                                                --------------------------------
                                         Title: Associate Director
                                                --------------------------------

                                         WACHOVIA BANK, NATIONAL ASSOCIATION

                                         By:    /s/ William R. Goley
                                                --------------------------------
                                         Title: Director
                                                --------------------------------

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